Exhibit 99.1

Award No.: [>>INSERT NUMBER<<]

Concur Technologies, Inc.

2007 Equity Incentive Plan

Award Agreement for Restricted Stock Units

This Award Agreement for Restricted Stock Units (“Award Agreement”) is made and entered into as of the Date of Grant set forth below (“Date of Grant”) by and between Concur Technologies, Inc., a Delaware corporation (“Company”), and the Participant named below (“Participant”). All undefined capitalized terms herein shall have the meanings ascribed to such terms as set forth in the Concur Technologies, Inc. 2007 Equity Incentive Plan (“Plan”).

Participant:	[>>INSERT FULL EMPLOYEE NAME<<]

Home Address:	[>>INSERT STREET ADDRESS<<]
[>>INSERT CITY, STATE AND ZIP<<]

The Participant is hereby granted an award of Restricted Stock Units (“RSUs”), subject to the terms and conditions of the Plan and this Award Agreement, as follows:

Number of RSUs:	[>>INSERT NUMBER OF RSUs GRANTED<<]

Date of Grant:	[>>INSERT DATE OF GRANT<<]

Vesting Schedule:	See Section 12 of the attached Exhibit A.

Expiration Date:	The date on which settlement of all RSUs granted hereunder occurs, with earlier expiration upon the Termination Date or as otherwise permitted under the Plan.

The undersigned Participant understands and agrees that: (a) unless otherwise provided in another written agreement between Participant and the Company or a Subsidiary, the undersigned’s relationship with the Company or a Subsidiary (whether as an employee, director, consultant, independent contractor or adviser) is for an unspecified duration, can be terminated at any time with or without cause (i.e., is “at-will”), and that nothing in this Award Agreement or the Plan changes the at-will nature of that relationship; (b) the vesting of the RSUs pursuant to this Award Agreement is earned only by my continuing service to the Company or a Subsidiary (whether as an employee, director, consultant, independent contractor or adviser) and satisfaction of any required performance objectives; and (c) this Award Agreement is subject to the terms and conditions of the attached Exhibit A and the Plan, both of which are incorporated herein by reference. The undersigned Participant has read both this Award Agreement and the Plan.

PARTICIPANT	CONCUR TECHNOLOGIES, INC.

By
Signature

Print Name	Print Name

Title

EXHIBIT A

General Terms and Conditions

This Exhibit is made as of the Date of Grant and pertains to and is made a part of the Award Agreement between Company and Participant. All undefined capitalized terms herein shall have the meanings ascribed to such terms as set forth in the Award Agreement.

1. Settlement. RSUs shall be settled following the applicable dates of vesting under the vesting schedule set forth in this Award Agreement (and in any event no more than 30 days following the vesting dates), except as provided below regarding compliance with laws and other requirements. Settlement of RSUs shall be in Shares or cash, in the discretion of the Company. Unless expressly determined otherwise by the Committee, prior services rendered to the Company by Participant shall constitute sufficient consideration for the payment of the purchase price for any Shares, in an amount equal to or greater than the par value per share of any Shares delivered in settlement.

2. No Stockholder Rights. Unless and until such time as Shares are issued in settlement of vested RSUs, Participant shall have no ownership interest in the Shares allocated to the RSUs and shall have no right to vote such Shares.

3. Dividends. Dividends, if any (whether in cash or otherwise), shall not be paid or credited to Participant on Shares subject to RSUs (other than Shares actually issued and outstanding and held by Participant as of the record date for determining recipients of such dividend).

4. No Transfer. RSUs, and any interest therein, shall not be sold, assigned, transferred, pledged, hypothecated, or otherwise disposed of by Participant.

5. Termination. If Participant’s employment with Company is terminated for any reason, all of Participant’s unvested RSUs shall be forfeited to the Company forthwith, and all rights of Participant to such RSUs shall immediately terminate, subject to the terms of the Award Agreement. In case of any dispute as to whether Termination has occurred, the Committee shall have complete discretion to determine whether such Termination has occurred and the effective date of such Termination.

6. Acknowledgement. The Company and Participant agree that the RSUs are granted under and governed by this Award Agreement and the provisions of the Plan. Participant: (a) acknowledges receipt of a copy of the Plan and the Plan prospectus, (b) represents that Participant has carefully read and is familiar with their provisions, and (c) hereby accepts the RSUs subject to all of the terms and conditions set forth in this Award Agreement and those set forth in the Plan.

7. Tax Consequences. Participant acknowledges that there will be tax consequences for Participant upon settlement of the RSUs or disposition of the Shares, if any, received in connection therewith, and that Participant should consult a tax adviser prior to such settlement or disposition. Applicable withholding taxes shall be satisfied by the Company withholding the applicable number of Shares or cash otherwise deliverable upon settlement of the RSU in accordance with rules and procedures established by the Committee. There is no tax event upon granting of an RSU. Upon vesting of the RSU, Participant will include in income the fair market value of the Shares subject to the RSU. The included amount will be treated as ordinary income by Participant and will be subject to withholding by the Company. Upon disposition of the Shares, any subsequent increase or decrease in value will be treated as capital gain or loss.

8. Compliance with Laws and Regulations. The issuance of Shares will be subject to and conditioned upon compliance by the Company and Participant with all applicable state and federal laws and regulations and with all applicable requirements of any stock exchange on which the Company’s Common Stock may be listed or quoted at the time of such issuance or transfer.

9. Successors and Assigns. The Company may assign any of its rights under this Award Agreement. This Award Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Award Agreement will be binding upon Participant and Participant’s heirs, executors, administrators, legal representatives, successors and assigns.

10. Governing Law; Severability. The Plan is incorporated herein by reference. The Plan and this Award Agreement constitute the entire agreement of the parties with respect to the subject matter hereof, and supersede all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof. This Award Agreement is governed by Washington law except for that body of law pertaining to conflict of laws. If any provision of this Award Agreement is determined by a court of law to be illegal or unenforceable, then such provision will be enforced to the maximum extent possible and the other provisions will remain fully effective and enforceable.

11. No Guarantee of Employment. Unless otherwise provided in another agreement, Participant’s relationship with the Company or a Subsidiary (whether as an employee, director, consultant, independent contractor or adviser) is for an unspecified duration, can be terminated at any time with or without cause (i.e., is “at-will”), and nothing in this Award Agreement or the Plan changes the at-will nature of that relationship. Participant acknowledges that the vesting of the RSUs pursuant to this Award Agreement is earned only by continuing in service to the Company or a Subsidiary (whether as an employee, director, consultant, independent contractor or adviser) and satisfaction of any required performance objectives. Participant further acknowledges and agrees that this Award Agreement, the transactions contemplated hereunder, and the vesting schedule set forth in this Award Agreement do not constitute an express or implied promise of continued engagement in any capacity for the vesting period, for any period, or at all, and shall not interfere with Participant’s right or the Company’s and/or Subsidiary’s right to terminate service at any time, with or without cause. By Participant’s signature, and the signature of the Company’s representative, on this Award Agreement, Participant and the Company agree that the RSUs are granted under and governed by the terms and conditions of the Plan and this Award Agreement. Participant has reviewed the Plan and this Award Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Award Agreement, and fully understands all provisions of the Plan and this Award Agreement. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions relating to the Plan or this Award Agreement. Participant also agrees to notify the Company upon any change in Participant’s residence address.

12. Vesting Schedule. The RSUs shall vest according to the following terms subject to the requirement that the Participant must be a service provider (whether as an employee, director, consultant, independent contractor or adviser) to the Company on each vesting date:

(a) In order to have any vesting of RSUs, [insert performance conditions to be satisfied];

(b) If the performance vesting in Section 12(a) is satisfied, then [insert additional required vesting].

No further vesting shall occur after the Participant’s Termination Date. Notwithstanding the foregoing vesting schedule or anything else to the contrary, the RSUs that are subject to this Award Agreement shall become immediately vested in full in the event of a Change of Control of the Company. In addition, if a Change of Control occurs and if Participant’s service as an employee or director is terminated without Cause prior to the date on which the Change of Control occurs, then a “Change of Control” shall be deemed to have occurred on the date immediately prior to the date of any such termination, so long as Participant can reasonably demonstrate that such termination: (i) was effected at the request of any person or entity that had taken steps reasonably calculated to effect a Change of Control, or (ii) otherwise arose in connection with or anticipation of a Change of Control. For purposes of this Award Agreement, the following terms shall have the following meanings:

“Change of Control” means and shall be deemed to exist if any of the following events occur:

(i) the occurrence of a change of “control” of the Company (as such quoted term is defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended from time to time (the “Act”)) or any change in the “ownership or effective control” or in the “ownership of a substantial portion of the assets” of the Company (as such quoted phrases are used in Section 280G(b)(2) of the Internal Revenue Code of 1986, as amended from time to time (the “Code”)); or

(ii) any “person” (as such quoted term is used in Sections 3(a)(9), 13(d), and/or 14(d)(2) of the Act) other than the Company, any entity controlled by the Company, or any employee benefit plan (or trust) sponsored or maintained by the Company, becomes the “beneficial owner” (as such quoted term is used in Rule 13d-3 promulgated under the Act), directly or indirectly, of 30% or more of either: (A) the Company’s then-outstanding shares of voting common stock (“Outstanding Company Common Stock”), or (B) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (“Outstanding Company Voting Securities”); or

(iii) the following persons (collectively, the “Incumbent Board”) cease for any reason to constitute a majority of the Board: (A) individuals who, as of the date hereof, constitute the Board, and (B) individuals who become members of the Board after the date hereof whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Board, but excluding, for this purpose, any director designated by a person who has entered into an agreement with the Company to effect a transaction described in this definition of Change of Control or whose initial election or appointment to the Board occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 promulgated under the Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the directors then comprising the incumbent Board; or

(iv) the approval by the Company’s shareholders of any merger, consolidation, or other business combination involving the Company, other than a merger, consolidation, or other business combination with respect to which, immediately following such business combination: (A) all or substantially all of the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities outstanding immediately prior thereto, are the beneficial owners of at least 70% of, respectively, the shares of voting common stock of the surviving entity, and the combined voting power of the voting securities of the surviving entity entitled to vote generally in the election of directors, outstanding immediately after such business combination in substantially the same proportion as their ownership in the Company immediately prior to such business combination, (B) no “person” (as such quoted term is used in Sections 3(a)(9), 13(d), and/or 14(d)(2) of the Act) other than the Company, any entity controlled by the Company, or any employee benefit plan (or trust) sponsored or maintained by the Company or the surviving entity, is the “beneficial owner” (as such quoted term is used in Rule 13d-3 promulgated under the Act), directly or indirectly, of 30% or more of either the then-outstanding shares of voting common stock of the surviving entity or the combined voting power of the then-outstanding voting securities of the surviving entity entitled to vote generally in the election of directors, and (C) at least a majority of the members of the board of directors of the surviving entity were members of the Incumbent Board at the time of the execution of the initial agreement providing for such business combination; or

(v) the approval by the Company’s shareholders of any sale, exchange, or other disposition (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company, other than to a corporation with respect to which, immediately following such disposition: (A) all or substantially all of the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities outstanding immediately prior thereto, are the beneficial owners of at least 70% of, respectively, the shares of voting common stock of such corporation, and the combined voting power of the voting securities of such corporation entitled to vote generally in the election of directors, outstanding immediately after such disposition in substantially the same proportion as their ownership in the Company immediately prior to such disposition, (B) no “person” (as such quoted term is used in Sections 3(a)(9), 13(d), and/or 14(d)(2) of the Act) other than the Company, any entity controlled by the Company, or any employee benefit plan (or trust) sponsored or maintained by the Company or such corporation, is the “beneficial owner” (as such quoted term is used in Rule 13d-3 promulgated under the Act), directly or indirectly, of 30% or more of either the then-outstanding shares of voting common stock of such corporation or the combined voting power of the then-outstanding voting securities of such corporation entitled to vote generally in the election of directors, and (C) at least a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such disposition; or

(vi) the approval by the shareholders of Company of any plan or proposal for liquidation or dissolution of Company.

“Cause” means: (i) willfully engaging in gross misconduct that is materially and demonstrably injurious to the Company; (ii) willful act or acts of dishonesty undertaken by Participant and intended to result in substantial gain or personal enrichment to Participant at the expense of the Company; and/or (iii) willful and continued failure to substantially perform Participant’s duties with the Company (other than incapacity due to physical or mental illness), provided that the action or conduct described in clause (iii) above will constitute “Cause” only if such failure continues after the Board has provided Participant with a written demand for substantial performance setting forth in detail the specific respects in which it believes Participant has willfully and not substantially performed his duties thereof and a reasonable opportunity (to be not less than 30 days) to cure the same. For the above purposes, a termination by the Company without Cause includes without limitation a termination of employment by Participant within 60 days after any of the following events: (A) the assignment of any duties to Participant which are materially inconsistent with, or reflecting a materially adverse change in, Participant’s position, duties, responsibilities or status, or the removal of Participant from any of such positions; or (B) the mandatory relocation of Participant’s principal place of business in excess of 35 miles from the Company’s current executive offices located in Redmond, Washington.